Exhibit 10.92

INSTRUCTIONS ON COMPLETING THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

1. The Company will comply with blue-sky laws in any state where an investment is consumed. You must submit proof of residency by attaching a legible copy of your driver’s license, passport or other government-issued photo identification. If the shares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government-issued photo identification.

2. YOU MUST COMPLETE ALL INFORMATION REQUESTED, including your current address, telephone number and social security number. Please print or type all information. Illegible documentation will be returned.

3. You must complete IRS Substitute Form W-9.

4. You are also asked to complete an accredited investor qualification, available in SCHEDULE C beginning on page 7, as required by Rule 501 of Reg D.

5. If you are paying by check or money order, please make the check or money order payable to “Bioxytran, Inc.” in the amount of the Total Purchase Price for the shares.

6. Your subscription is subject to acceptance by the Company in its sole discretion and shall remain irrevocable until the closing date of the offering. If your subscription is accepted, the shares subscribed for will be issued upon acceptance of the Subscription Agreement by the Company in writing. If your subscription is not accepted for any reason, your subscription amount will be returned to you promptly without interest or deduction.

7. Please sign where indicated. If the shares are to be registered in more than one name, both persons must sign.

8. A copy of your driver’s license, US passport or other government-issued photo identification must be returned with the subscription agreement.

FOR MORE INFORMATION ON THE OFFERING, PLEASE SEE SCHEDULE A BEGINNING ON PAGE 5.

PLEASE READ THE INSTRUCTIONS ON SCHEDULE B BEGINNING ON PAGE 6 CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT AND ALL OF THE SCHEDULES ATTACHED HERETO.

FOR ASSISTANCE CALL (617) 510-2539 AND ASK TO SPEAK TO DR. DAVID PLATT ABOUT THE BIOXYTRAN PRIVATE PLACEMENT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Bioxytran, Inc.

The undersigned subscribes for and agrees to purchase shares of Common Stock in Bioxytan, Inc. (the “Company”), as follows.

Number of Units	Unit Price	Purchase Price
	$.05	$

The units purchased will be registered in my/our name only, as holder of record, and a certificate representing the shares I purchase will be delivered to me/us as soon as practicable after the Company approves this subscription. The certificate will be delivered to the undersigned via book entry held at Securities Stock Transfer Corporation, (469-633-0101). I/we have given my/our Social Security or Tax Identification number and current telephone numbers below.

PLEASE PRINT THE FOLLOWING INFORMATION LEGIBLY AND SIGN THIS SUBSCRIPTION AGREEMENT WHERE INDICATED ON THE NEXT PAGE.

Name(s)	SSN or TIN
Street Address	Cell Phone:
City, State, Zip code	Home Phone:
Email Address	Office Phone:

The undersigned understands that the units are being offered in reliance on the undersigned’s representations here below and that the Company will rely on such representations in accepting any subscriptions for the shares. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part.

— Signature page to follow —

ACKNOWLEDGEMENT

THIS SUBSCRIPTION AGREEMENT IS NOT VALID UNLESS SIGNED

Entity Name (If Applicable):
Signature:
Name of Signer (Print):
Title:
(If subscribing as custodian, trustee, corporate officer, etc.)
Accepted by: BIOXYTRAN, INC.
By
Dr. David Platt, Chief Executive Officer
Date: _____ber_____,2025

SUBSTITUTE W-9

☐ Check this box if the following statement is true: I/we am/are not subject to back-up withholding either

(1)	because I/we am/are exempt from back-up withholding
(2)	I/we have not been notified that I/we am/are subject to back-up withholding as a result of a failure to report all interest or dividends, or
(3)	the Internal Revenue Service has notified me/us that I/we am/are no longer subject to back-up withholding. Under the penalties of perjury, I/we certify that the information contained herein, including the Social Security number or taxpayer identification number given above, is true, correct and complete.

SCHEDULE A

INFORMATION REGARDING THE PRIVATE PLACEMENT

This agreement (the “Subscription Agreement”), is a private placement offering dated October 15, 2025, and is for purchasing units consisting of one (1) restricted Common Stock and one (1) warrant share in Bioxytran, Inc. for an amount of up to $750,000 on a “best efforts” basis. The units are priced at $.05 per unit.

Bioxytran, Inc. is a public company listed on OTCQB aiming to develop pharmaceutical cure in the space of glycovirology, hypoxia and degenerative diseases and bring the drugs through FDA acceptance and thereafter license out the products.

If you wish to take part in the Private Placement, you must complete the Subscription Agreement. You will be asked to confirm your purchase.

PLEASE READ THE INSTRUCTIONS CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT.

The offering is being made on a self-underwritten basis. There will be no escrow or impound of funds tendered on subscription, and proceeds from the sale of shares will be available to us immediately upon acceptance of subscriptions by us.

We reserve the right to reject any subscriptions, in whole or in part, for any reason, in our sole discretion.

The Purchase Price for the shares may be paid for by check, wire or money order. Our wiring instructions are:

BIOXYTRAN, INC. PRIVATE PLACEMENT ACCOUNT

Account Name	Bioxytran, Inc.
Account Address:	75 2nd Ave., Suite 605, Needham, MA 02494
Wire Routing Number:	026009593
Account Number:
Bank Name:	Bank of America
Bank Address:	235 Needham Street, Newton, MA 02464
RE:	BIOXYTRAN October 2025 offering

MUST RECEIVE PROPERLY COMPLETED SUBSCRIPTION AGREEMENTS NO LATER THAN NOVEMBER 30, 2025 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

TO SUBSCRIBE FOR STOCK, COMPLETE AND SIGN THE SUBSCRIPTION AGREEMENT AND RETURN IT WITH PAYMENT TO THE COMPANY AT:

Bioxytran, Inc.

75 2nd Ave., Ste 605

Needham, MA 02494

Phone: 617-510-2539

e-mail: info@bioxytraninc.com

ATT: Chief Executive Officer

SCHEDULE B

REPRESENTATIONS AND AGREEMENTS

By signing the Subscription Agreement, you (the “subscriber”) are representing to Bioxytran, Inc. the following information:

1. THE SUBSCRIBER IS AT LEAST EIGHTEEN (18) YEARS OF AGE AND IS A VALID RESIDENT OF THE STATE INDICATED ON PAGE 1 OF THIS SUBSCRIPTION AGREEMENT. The subscriber is under no legal disability nor is the subscriber subject to any order, which would prevent or interfere with the subscriber’s execution, delivery and performance of this Subscription Agreement or the purchase of the shares by the subscriber.

2. The subscriber has received and read the Private Placement Memorandum (“PPM”).

3. This Subscription Agreement cannot be revoked by the subscriber and it is an irrevocable agreement binding on the subscriber, and on the subscriber’s heirs, estate, legal representatives, assigns and successors, and shall survive the subscriber’s death, disability or dissolution. Bioxytran, Inc., however, may reject the agreement prior to the subscriber’s acceptance of the same.

4. The subscriber understands that the subscriber may not sell, transfer or assign this Subscription Agreement, or any interest or rights herein.

5. If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the subscriber has/have been duly authorized to execute this Subscription Agreement and all other instruments in connection with the purchase of the shares, and the signature(s) of the subscriber is/are binding upon such corporation, partnership, trust or other entity. The subscriber must return appropriate certification of such authorization.

6. The provisions of this Subscription Agreement shall be construed and enforced according to the laws of Nevada. Bioxytran, Inc. reserves the right, in our sole discretion, to require completion or correction of any Subscription Agreement. We are not obligated to notify any subscriber of any defect in any Subscription Agreement and may accept or reject any Subscription Agreement in whole or in part for any reason or no reason.

7. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the purchase of shares of our Common Stock in the Private Placement and may be amended only in writing by the parties to be bound thereby.

SCHEDULE C

INVESTOR SUITABILITY QUESTIONNAIRE

BIOXYTRAN, INC.

This Questionnaire is being distributed to certain individuals and entities which may be offered the opportunity to purchase securities (the “Securities”) of Bioxytran, Inc., a Nevada corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors, and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

For Individual Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its income, net worth, status as a “family client” of a “family office,” and/or certain professional certifications or designations and certain related matters and has checked the applicable representation:

☐	The undersigned’s income[i] during each of the last two years exceeded $200,000 or, if the undersigned is married or has a spousal equivalent[1], the joint income of the undersigned and the undersigned’s spouse or spousal equivalent, as applicable, during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of undersigned and the undersigned’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.
☐	The undersigned’s net worth,ii including the net worth of the undersigned’s spouse or spousal equivalent, as applicable, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).
☐	The undersigned is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).
☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, and whose prospective investment is directed by such family office pursuant to clause (iii) of this sentence.
☐	The undersigned cannot make any of the representations set forth above.

For Entity Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

☐	The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.
☐	The undersigned is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the United States Investment Company Act of 1940, as amended, a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.
☐	The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

1 For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

☐	The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.
☐	The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth,[2] either individually or upon a joint basis with such individual’s spouse or spousal equivalent, as applicable, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Act), or has had an individual income1 in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse or spousal equivalent, as applicable, in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.
☐	The undersigned is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.
☐	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.
☐	The undersigned cannot make any of the representations set forth above.

In Witness Whereof, the undersigned has executed this Investor Suitability Questionnaire as of the date written below.

Name of Investor

(Signature)

Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Address

Email

Date Signed

i For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

ii For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse or spousal equivalent and any personal property owned by you or your spouse or spousal equivalent (e.g. furniture, jewelry, other valuables, etc.). For the purposes of calculating joint net worth: joint net worth can be the aggregate net worth of you and your spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.